John Hancock Equity Funds

Supplement to the Class A, Class B and Class C Prospectus

dated May 1, 2007

John Hancock Multi Cap Growth Fund

On December 19, 2007, the shareholders of John Hancock Multi Cap Growth Fund (the “Fund”) approved a tax-free reorganization of the Fund into John Hancock Mid Cap Equity Fund, another John Hancock Fund within the John Hancock Funds Complex, which took place at the close of business on December 28, 2007.

December 31, 2007